UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 12 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 16, 2004

Commission File Number 1-6227

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

    Delaware                                 42-0823980
            (State of Incorporation)    (I.R.S. Employer Identification No.)

215 N. Main Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Item 12. Results of Operations and Financial Condition

On April 16, 2004, Lee Enterprises, Incorporated (the Registrant) reported its second fiscal quarter results and is furnishing the earnings release required under Item 12. The Company also reported its revenues for the month of March 2004, and is furnishing the related release under Item 12. The following exhibits are included herein:

EXHIBIT 99.1 Earnings Release - Second Quarter Ended March 31, 2004

EXHIBIT 99.2 Monthly Revenue Release — March 2004

The earnings release contains several non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of all non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: April 16, 2004	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

2

EXHIBIT 99.1 Earnings Release - Second Quarter Ended March 31, 2004

Lee Enterprises
215 Main St.
Davenport, IA 52801-1924
www.lee.net

NEWS RELEASE

Lee Enterprises reports advertising growth of 6.6%
and earnings growth of 9.1% in second quarter

DAVENPORT, Iowa (April 16, 2004) — Lee Enterprises, Incorporated (NYSE: LEE), reported today that diluted earnings per common share from continuing operations were 36 cents for its second quarter ended March 31, 2004. The results represent an increase of 9.1 percent over earnings of 33 cents a year ago.

Advertising revenue increased 6.6 percent to $116.5 million, and total operating revenue increased 5.3 percent to $160.3 million. Operating expenses, excluding depreciation and amortization, rose 5.5 percent to $121.6 million, led by an increase of 10.7 percent for newsprint and ink. Operating cash flow(1) increased 4.7 percent to $38.8 million. Operating cash flow margin(1) was 24.2 percent, compared with 24.3 percent a year ago. Operating income, which includes equity in net income of associated companies and depreciation and amortization, rose 4.5 percent to $28.4 million. Income from continuing operations increased 11.4 percent to $16.3 million. Net income increased 8.1 percent to $15.8 million.

On a same property basis, which excludes the impact of acquisitions and divestitures made in the current or prior year, total advertising revenue for the quarter ended March 31, 2004, increased 5.9 percent from a year ago and total operating revenue increased 4.6 percent.

“Lee delivered another excellent quarter,” said Mary Junck, chairman and chief executive officer. “Advertising and total revenue increased sharply against the strongest percentage growth quarter of last year, as we have continued to intensify our sales programs. Meanwhile, we’ve kept our focus, too, on circulation, strong local news, online growth and cost controls.”

As previously announced, results for the quarter include a pretax charge of $550,000 to accrue for the prospect that Lee, among many others, will be required to refund critical vendor payments received from Kmart Corporation during its bankruptcy proceedings in 2002. The charge reduced earnings for the quarter by less than one cent per common share.

YEAR TO DATE

For the six months ended March 31, 2004, advertising revenue increased 5.4 percent to $245.6 million, and total operating revenue increased 4.3 percent to $333.3 million. Operating expenses, excluding depreciation and amortization, rose 4.2 percent to $243.7 million, led by an increase of 10.5 percent for newsprint and ink. Operating cash flow(1) increased 4.5 percent to $89.7 million. Operating cash flow margin(1) was 26.9 percent, compared with 26.8 percent a year ago. Operating income, rose 4.8 percent to $70.3 million. Income from continuing operations increased 10.1 percent to $40.7 million. Net income increased 8.7 percent to $40.3 million.

On a same property basis, total advertising revenue for the six months ended March 31, 2004, increased 5.0 percent from a year ago and total operating revenue increased 4.0 percent.

Tables follow.

Lee Enterprises is based in Davenport, Iowa, and is the premier publisher of daily newspapers in midsize markets. Lee owns 38 daily newspapers and a joint interest in six others, along with associated online services. Lee also publishes nearly 200 weekly newspapers, shoppers and classified and specialty publications. Lee stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises, including revenue statistics for March, is available at www.lee.net.

LEE ENTERPRISES, INCORPORATED
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended				Six Months Ended
		March 31				March 31

(Thousands, Except EPS Data)	2004	2003		%	2004	2003		%

Operating revenue:
Advertising revenue:
Retail	$62,571	$60,352		3.7%	$140,108	$135,591		3.3%
National	4,595	3,754		22.4	9,281	7,809		18.9
Classified:
Daily newspapers:
Employment	10,515	9,192		14.4	19,541	17,898		9.2
Automotive	9,445	9,620		(1.8)	19,381	19,745		(1.8)
Real estate	8,287	7,573		9.4	16,493	14,794		11.5
All other	6,443	6,130		5.1	13,249	12,891		2.8
Other publications	8,919	8,336		7.0	17,401	16,652		4.5

Total classified	43,609	40,851		6.8	86,065	81,980		5.0
Niche publications	3,018	2,411		25.2	5,113	3,997		27.9
Online	2,690	1,892		42.2	4,985	3,619		37.7

Total advertising revenue	116,483	109,260		6.6	245,552	232,996		5.4

Circulation	32,529	32,391		0.4	65,509	65,254		0.4
Commercial printing	4,777	4,404		8.5	9,502	9,374		1.4
Online services & other	6,555	6,235		5.1	12,765	11,960		6.7

Total operating revenue	160,344	152,290		5.3	333,328	319,584		4.3

Operating expenses:
Compensation	68,974	66,239		4.1	137,358	133,492		2.9
Newsprint and ink	14,542	13,131		10.7	30,222	27,360		10.5
Other operating expenses	38,056	35,877		6.1	76,074	72,925		4.3

Operating expenses,
excluding depreciation
and amortization	121,572	115,247		5.5	243,654	233,777		4.2

Operating cash flow(1)	38,772	37,043		4.7	89,674	85,807		4.5
Depreciation	5,062	4,741		6.8	9,622	9,079		6.0
Amortization	6,909	6,697		3.2	13,665	13,452		1.6

Operating income, before
equity in net income of
associated companies	26,801	25,605		4.7	66,387	63,276		4.9
Equity in net income of
associated companies	1,589	1,553		2.3	3,881	3,771		2.9

Operating income	28,390	27,158		4.5	70,268	67,047		4.8

Non-operating income:
Financial income	267	203		31.5	565	543		4.1
Financial expense	(3,398)	(4,270)		(20.4)	(6,934)	(8,960)		(22.6)
Other, net	(266)	(43)	N	M	(294)	(387)		(24.0)

	(3,397)	(4,110)		(17.3)	(6,663)	(8,804)		(24.3)

Income from continuing
operations before
income taxes	24,993	23,048		8.4	63,605	58,243		9.2
Income tax expense	8,721	8,446		3.3	22,936	21,288		7.7

Income from continuing
operations	16,272	14,602		11.4	40,669	36,955		10.1
Discontinued operations	(458)	22	N	M	(376)	127	N	M

Net income	$15,814	$14,624		8.1%	$40,293	$37,082		8.7%

Earnings per common share:
Basic:
Continuing operations	$0.36	$0.33		9.1%	$0.91	$0.84		8.3%
Discontinued operations	(0.01)	-	N	M	(0.01)	-	N	M

Net income	$0.35	$0.33		6.1%	$0.90	$0.84		7.1%

Diluted:
Continuing operations	$0.36	$0.33		9.1%	$0.90	$0.83		8.4%
Discontinued operations	(0.01)	-	N	M	(0.01)	-	N	M

Net income	$0.35	$0.33		6.1%	$0.90	$0.84		7.1%

Average common shares:
Basic	44,742	44,257			44,658	44,239
Diluted	45,050	44,405			44,945	44,379

2

SELECTED BALANCE SHEET INFORMATION

		March 31

(Thousands)	2004		2003

Cash and temporary cash investments	$14,289		$17,380
Total assets	1,408,520		1,436,608
Debt, including current maturities	263,600		357,200
Stockholders' equity	837,015		768,179

   NOTES:

(1)

Operating cash flow, which is defined as operating income before depreciation, amortization and equity in net income of associated companies, and operating cash flow margin (operating cash flow divided by operating revenue) represent non-GAAP financial measures. A reconciliation of operating cash flow to operating income, the most directly comparable measure under accounting principles generally accepted in the United States (GAAP), is reflected in the tables accompanying this release. The Company believes that operating cash flow and the related margin ratio are useful measures of evaluating its financial performance because of their focus on the Company’s results from operations before depreciation and amortization. The Company also believes that these measures are several of the alternative financial measures of performance used by investors, rating agencies and financial analysts to estimate the value of a company and evaluate its ability to meet debt service requirements.

(2)

Certain amounts as previously reported have been reclassified to conform with the current period presentation. Also, in order to report revenue statistics on a basis more consistent with peer newspaper companies and to recognize the growing importance of niche and online advertising revenue, several revenue categories have been reclassified. The prior period has been restated for comparative purposes, and the reclassifications have no impact on earnings.

(3)

Same property comparisons exclude acquisitions and divestitures made in the current or prior year. Same property revenue also excludes revenue of Madison Newspapers, Inc., (MNI). Lee owns 50% of the capital stock of MNI, which for financial reporting purposes is reported using the equity method of accounting.

(4)	The Company disclaims responsibility for updating information beyond the release date.

The Private Securities Litigation Reform Act of 1995 provides a “Safe Harbor” for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company’s current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

3

EXHIBIT 99.2 Monthly Revenue Release — March 2004

Lee Enterprises
215 Main St.
Davenport, IA 52801-1924
www.lee.net

NEWS RELEASE

Lee Enterprises reports revenue growth

DAVENPORT, Iowa (April 16, 2004) — Lee Enterprises, Incorporated (NYSE: LEE), reported today that total advertising revenue for February and March increased 6.5 percent over a year ago, and total operating revenue increased 6.2 percent.

Separate February and March comparisons with the previous year are distorted by the movement of an additional Sunday between periods. February 2004 and March 2003 each included five Sundays, while February 2003 and March 2004 each included four Sundays. Even with the loss of a Sunday, however, March 2004 revenue exceeded a year ago.

For the two months combined, on a same property(2) basis, which excludes the impact of acquisitions and divestitures made in the current or prior year, retail advertising revenue increased 4.0 percent over the previous year, and classified revenue rose 6.5 percent, with employment up 18.9 percent, automotive down 4.5 percent, real estate up 9.3 percent, other newspaper classified categories up 0.5 percent, and classified in non-daily publications up 7.4 percent. National advertising revenue, a small category for Lee, increased 25.5 percent. Niche publication revenue increased 12.9 percent and online advertising revenue increased 45.6 percent. Total advertising revenue increased 6.5 percent. Circulation revenue was flat.

The following tables combine February and March operating revenue and volume to eliminate the effect of the Sunday exchanges and facilitate comparison.

		February-March Combined

(Thousands)	2004	2003		%

Advertising revenue:
Retail	$ 43,732	$ 42,051		4.0%
National	3,080	2,454		25.5
Classified:
Daily newspapers:
Employment	7,418	6,237		18.9
Automotive	6,329	6,624		(4.5)
Real estate	5,686	5,201		9.3
All other	4,170	4,149		0.5
Other publications	6,138	5,714		7.4

Total classified revenue	29,741	27,925		6.5
Niche publications	1,869	1,655		12.9
Online	1,918	1,317		45.6

Total advertising revenue	80,340	75,402		6.5
Circulation	21,571	21,563		-
Commercial printing	3,226	2,950		9.4
Online services and other	4,455	4,324		3.0

Total same property
operating revenue	109,592	104,239		5.1
Acquisitions	1,079	-	N	M

Total operating revenue	$ 110,671	$ 104,239		6.2%

DAILY NEWSPAPER ADVERTISING VOLUME

		February-March Combined

(Thousands of Inches)	2004	2003	%

Retail	1,583	1,536	3.1%
National	96	74	29.7
Classified	1,745	1,715	1.7

Total, same property	3,424	3,325	3.0%

Revenue statistics for March, year to date and quarter follow.

Lee Enterprises is based in Davenport, Iowa, and is the premier publisher of daily newspapers in midsize markets. Lee owns 38 daily newspapers and a joint interest in six others, along with associated online services. Lee also publishes nearly 200 weekly newspapers, shoppers and classified and specialty publications. Lee stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises is available at www.lee.net.

LEE ENTERPRISES, INCORPORATED
Revenue and Statistical Summary
(Unaudited)

OPERATING REVENUE

		March		Six Months Ended March 31

(Thousands)	2004	2003		%	2004	2003		%

Advertising revenue:
Retail	$22,071	$22,503	(1	.9)%	$139,641	$135,591		3.0%
National	1,604	1,243		29.0	9,244	7,809		18.4
Classified:
Daily newspapers:
Employment	3,791	3,452		9.8	19,525	17,898		9.1
Automotive	3,237	3,539		(8.5)	19,379	19,745		(1.9)
Real estate	2,834	2,808		0.9	16,480	14,794		11.4
All other	2,120	2,196		(3.5)	13,156	12,891		2.1
Other publications	3,126	2,796		11.8	17,234	16,652		3.5

Total classified revenue	15,108	14,791		2.1	85,774	81,980		4.6
Niche publications	1,108	1,094		1.3	5,113	3,997		27.9
Online	1,040	688		51.2	4,974	3,619		37.4

Total advertising revenue	40,931	40,319		1.5	244,746	232,996		5.0
Circulation	10,743	11,459		(6.2)	65,327	65,254		0.1
Commercial printing	1,673	1,454		15.1	9,417	9,374		0.5
Online services and other	2,331	2,260		3.1	12,759	11,960		6.7

Total same property
operating revenue	55,678	55,492		0.3	332,249	319,584		4.0
Acquisitions	526	-	N	M	1,079	-	N	M

Total operating revenue	$56,204	$55,492		1.3%	$333,328	$319,584		4.3%

DAILY NEWSPAPER ADVERTISING VOLUME

		March		Six Months Ended March 31

(Thousands of Inches)	2004	2003		%	2004	2003		%

Retail	815	828	(1	.6)%	5,174	5,210	(0	.7)%
National	50	35	42.9		271	232	16.8
Classified	910	919	(1.0)		5,274	5,109	3.2

Total, same property	1,775	1,782	(0	.4)%	10,719	10,551	1.6%

LEE ENTERPRISES, INCORPORATED
Revenue and Statistical Summary
(Unaudited)

OPERATING REVENUE

		Three Months Ended March 31

(Thousands)	2004	2003		%

Advertising revenue:
Retail	$ 62,105	$ 60,352		2.9%
National	4,558	3,754		21.4
Classified:
Daily newspapers:
Employment	10,499	9,192		14.2
Automotive	9,443	9,620		(1.8)
Real estate	8,275	7,573		9.3
All other	6,349	6,130		3.6
Other publications	8,751	8,336		5.0

Total classified revenue	43,317	40,851		6.0
Niche publications	3,018	2,411		25.2
Online	2,680	1,892		41.6

Total advertising revenue	115,678	109,260		5.9
Circulation	32,347	32,391		(0.1)
Commercial printing	4,692	4,404		6.5
Online services and other	6,548	6,235		5.0

Total same property
operating revenue	159,265	152,290		4.6
Acquisitions	1,079	-	N	M

Total operating revenue	$ 160,344	$ 152,290		5.3%

DAILY NEWSPAPER ADVERTISING VOLUME
		Three Months Ended March 31

(Thousands of Inches)	2004	2003	%

Retail	2,291	2,249	1.9%
National	140	109	28.4
Classified	2,571	2,506	2.6

Total, same property	5,002	4,864	2.8%

NOTES:

(1)

The month had one more Tuesday and Wednesday and one fewer Sunday and Saturday than the prior period. The quarter had one more Tuesday than the prior period. The year to date had one more Wednesday than the prior period.

(2)

Same property comparisons exclude acquisitions and divestitures made in the current and prior year. Same property revenue also excludes revenue of Madison Newspapers, Inc. (MNI). Lee owns 50% of the capital stock of MNI, which for financial reporting purposes is reported using the equity method of accounting.

(3)	The Company’s fiscal year ends on September 30.
(4)	The Company disclaims responsibility for updating information beyond release date.

The Private Securities Litigation Reform Act of 1995 provides a “Safe Harbor” for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company’s current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100